                                                                    EXHIBIT 99.1

                             AMERICREDIT CORPORATION

                         COMPOSITION OF THE RECEIVABLES
                                 2002-E FULL CUT
                                    10/18/02*

                                                        New                             Used                        Total
                                             -------------------------       --------------------------     ---------------------
Aggregate Principal Balance                  $          743,299,644.34       $         1,114,625,077.18     $    1,857,924,721.52

Number of Receivables in Pool                                   39,244                           78,679                   117,923

Percent of Pool by Principal Balance                             40.01%                           59.99%                   100.00%

Average Principal Balance                    $               18,940.47       $                14,166.74     $           15,755.41
   Range of Principal Balances                  ($258.23 to $75,951.96)          ($264.41 to $79,051.31)

Weighted Average APR                                             16.05%                           17.81%                    17.10%
   Range of APRs                                       (6.00% to 30.00%)                (6.00% to 29.99%)

Weighted Average Remaining Term                                     64                               59                        61
   Range of Remaining Terms                            (3 to 72 months)                 (3 to 72 months)

Weighted Average Original Term                                      67                               62                        64
   Range of Original Terms                            (18 to 72 months)                (12 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                        Aggregate Principal
                       Balance as of Cutoff      Percent of Aggregate       Number of        Percent of Number of
      APR Range                Date(1)           Principal Balance(2)      Receivables          Receivables(2)
-----------------      --------------------      ---------------------  -----------------    --------------------
     6.000%-6.999%             1,157,058.00                0.06%                103                 0.09%
     7.000%-7.999%               709,356.78                0.04%                 34                 0.03%
     8.000%-8.999%             3,440,830.54                0.19%                165                 0.14%
     9.000%-9.999%            30,802,965.63                1.66%              1,509                 1.28%
   10.000%-10.999%            52,408,760.09                2.82%              2,486                 2.11%
   11.000%-11.999%            67,284,355.10                3.62%              3,377                 2.86%
   12.000%-12.999%           101,320,844.36                5.45%              5,415                 4.59%
   13.000%-13.999%            99,070,888.31                5.33%              5,311                 4.50%
   14.000%-14.999%           129,552,233.05                6.97%              6,928                 5.88%
   15.000%-15.999%           160,459,952.19                8.64%              8,941                 7.58%
   16.000%-16.999%           196,243,711.09               10.56%             11,205                 9.50%
   17.000%-17.999%           325,708,840.46               17.53%             20,228                17.15%
   18.000%-18.999%           224,218,667.47               12.07%             16,045                13.61%
   19.000%-19.999%           158,118,971.65                8.51%             11,164                 9.47%
   20.000%-20.999%           144,469,289.52                7.78%             11,178                 9.48%
   21.000%-21.999%            86,207,298.29                4.64%              7,213                 6.12%
   22.000%-22.999%            44,971,218.66                2.42%              3,775                 3.20%
   23.000%-23.999%            23,332,636.66                1.26%              2,071                 1.76%
   24.000%-24.999%             7,448,451.56                0.40%                671                 0.57%
   25.000%-25.999%               751,700.22                0.04%                 78                 0.07%
   26.000%-26.999%               193,633.99                0.01%                 19                 0.02%
   27.000%-27.999%                23,446.37                0.00%                  3                 0.00%
   28.000%-28.999%                     0.00                0.00%                  0                 0.00%
   29.000%-29.999%                21,588.81                0.00%                  3                 0.00%
   30.000%-30.999%                 8,022.72                0.00%                  1                 0.00%
                           ----------------              ------             -------               ------

TOTAL                      1,857,924,721.52              100.00%            117,923               100.00%
                           ================              ======             =======              =======

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)     Percentages may not add to 100% because of rounding.

*  RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.

                             AMERICREDIT CORPORATION

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                                 2002-E FULL CUT
                                    10/18/02*

                             Aggregate Principal
                             Balance as of Cutoff            Percent of Aggregate       Number of         Percent of Number of
         State                      Date(1)                  Principal Balance(2)      Receivables           Receivables(2)
--------------------------   --------------------           ----------------------   ---------------   ---------------------------
Alabama                             34,740,476.53                   1.87%                  2,190                   1.86%
Alaska                               1,128,042.49                   0.06%                     68                   0.06%
Arizona                             54,380,506.16                   2.93%                  3,223                   2.73%
Arkansas                            12,174,536.57                   0.66%                    770                   0.65%
California                         253,189,533.21                  13.63%                 14,709                  12.47%
Colorado                            22,905,779.78                   1.23%                  1,432                   1.21%
Connecticut                         18,774,341.69                   1.01%                  1,284                   1.09%
Delaware                             7,036,840.00                   0.38%                    472                   0.40%
District of Columbia                 4,131,550.41                   0.22%                    255                   0.22%
Florida                            159,831,838.28                   8.60%                  9,971                   8.46%
Georgia                             58,190,497.75                   3.13%                  3,638                   3.09%
Hawaii                               1,585,732.64                   0.09%                    101                   0.09%
Idaho                                5,481,348.45                   0.30%                    357                   0.30%
Illinois                            62,054,478.83                   3.34%                  3,969                   3.37%
Indiana                             32,939,711.47                   1.77%                  2,188                   1.86%
Iowa                                 7,838,329.59                   0.42%                    529                   0.45%
Kansas                              15,564,068.93                   0.84%                    984                   0.83%
Kentucky                            24,211,590.96                   1.30%                  1,631                   1.38%
Louisiana                           36,373,742.48                   1.96%                  2,191                   1.86%
Maine                                7,579,423.43                   0.41%                    565                   0.48%
Maryland                            46,714,223.91                   2.51%                  2,894                   2.45%
Massachusetts                       25,208,885.23                   1.36%                  1,781                   1.51%
Michigan                            44,907,401.52                   2.42%                  3,095                   2.62%
Minnesota                           23,075,888.36                   1.24%                  1,512                   1.28%
Mississippi                         14,169,190.68                   0.76%                    906                   0.77%
Missouri                            27,882,320.16                   1.50%                  1,866                   1.58%
Montana                              1,576,304.10                   0.08%                    106                   0.09%
Nebraska                             5,812,086.45                   0.31%                    359                   0.30%
Nevada                              25,340,538.32                   1.36%                  1,518                   1.29%
New Hampshire                        6,227,635.06                   0.34%                    439                   0.37%
New Jersey                          50,081,085.48                   2.70%                  3,361                   2.85%
New Mexico                          13,572,195.35                   0.73%                    887                   0.75%
New York                            85,053,278.47                   4.58%                  5,949                   5.04%
North Carolina                      55,101,654.71                   2.97%                  3,421                   2.90%
Ohio                                66,861,384.99                   3.60%                  4,631                   3.93%
Oklahoma                            22,292,701.94                   1.20%                  1,411                   1.20%
Oregon                              10,883,004.23                   0.59%                    741                   0.63%
Pennsylvania                        83,659,862.08                   4.50%                  5,839                   4.95%
Rhode Island                         6,521,844.96                   0.35%                    465                   0.39%
South Carolina                      16,938,287.23                   0.91%                  1,126                   0.95%
South Dakota                         2,631,415.84                   0.14%                    192                   0.16%
Tennessee                           28,341,273.84                   1.53%                  1,805                   1.53%
Texas                              250,177,754.44                  13.47%                 14,800                  12.55%
Utah                                 7,415,080.29                   0.40%                    471                   0.40%
Vermont                              3,894,771.67                   0.21%                    271                   0.23%
Virginia                            46,683,789.84                   2.51%                  3,139                   2.66%
Washington                          29,131,559.06                   1.57%                  1,903                   1.61%
West Virginia                       12,514,489.41                   0.67%                    839                   0.71%
Wisconsin                           21,207,249.22                   1.14%                  1,400                   1.19%
Wyoming                              2,532,432.62                   0.14%                    157                   0.13%
Other(3)                             1,402,762.41                   0.08%                    112                   0.09%
                             --------------------                 ------                 -------                 ------

TOTAL                        $   1,857,924,721.52                 100.00%                117,923                 100.00%
                             ====================                 ======                 =======                 ======

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)     Percentages may not add to 100% because of rounding.
(3)     States with principal balances less than $1,000,000.

* RECEIVABLE INFORMATION IS THROUGH CLOSE OF BUSINESS ON DATE INDICATED.